Exhibit 10.2
                                                                    ------------


And When Recorded Return to:
Peggy J. Jones, CLAS
Weil Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201


                  TERMINATION OF AMENDED AND RESTATED SERIES B
                  --------------------------------------------
                          WIND PARK EASEMENT AGREEMENT
                          ----------------------------


     THIS TERMINATION OF AMENDED AND RESTATED SERIES B WIND PARK EASEMENT AGREEMENT is entered into effective as of the 31st day of August, 2006 (the "Effective Date"), by and between ZWHC, LLC, a Delaware limited liability
 --------------
company ("ZWHC"), and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California
          ----
Limited Partnership ("ZWP 85-B" and, together with ZWHC, the "Parties").
                      --------                                -------

                                    RECITALS

     A. As of March 24, 1986, ZWHC (as successor to Zond Construction Corporation III) and ZWP 85-B entered into that certain Amended and Restated Series B Wind Park Easement Agreement (the "Agreement"), which Agreement amended
                                            ---------
and replaced that certain Series A Wind Park Easement Agreement recorded in Book 5815, Page 1088 of the Official Records of Kern County, California.

     B.  The Parties desire to terminate the Agreement.

                                   AGREEMENT

     1. In consideration of the premises and covenants herein set forth, the Parties hereby terminate the Agreement effective as of the Effective Date.

     2. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         EXECUTED as of the Effective Date.

                                    PARTIES:
                                    -------

                                    ZWHC, LLC,
                                    a Delaware limited liability company

                                    By:   Enron Wind Systems, LLC,
                                          its sole member

                                          By:  Enron Wind LLC,
                                               its sole member

                                          By:  Enron Renewable Energy Corp.,
                                               its sole member



                                               By: /s/ Jesse E. Neyman
                                                   -----------------------------
                                                   Jesse E. Neyman, President
                                                   and Chief Executive Officer



                                    ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, a California Limited Partnership

                                    By:  Zond Windsystems Management IV LLC, its
                                         general partner


                                         By: /s/ Jesse E. Neyman
                                             -----------------------------------
                                             Jesse E. Neyman, President and
                                             Chief Executive Officer

                          ACKNOWLEDGMENT OF ZWHC, LLC


THE STATE OF TEXAS         )
                           )  ss.
COUNTY OF HARRIS           )


          On September 7, 2006, before me, Rene Angelina Olvera, a Notary Public, personally appeared Jesse E. Neyman, President and Chief Executive Officer of Enron Renewable Energy Corp., the sole member of Enron Wind LLC, the sole member of Enron Wind Systems, LLC, the sole member of ZWHC, LLC, a Delaware limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.




(SEAL)
RENE ANGELINA OLVERA
NOTARY PUBLIC, STATE OF TEXAS                /s/ Rene Angelina Olvera
MY COMMISSION EXPIRES                        -----------------------------------
MARCH 9, 2008                                Signature of Notary Public

        ACKNOWLEDGMENT OF ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, A
                         CALIFORNIA LIMITED PARTNERSHIP


THE STATE OF TEXAS         )
                           )  ss.
COUNTY OF HARRIS           )


          On September 7, 2006, before me, Rene Angelina Olvera, a Notary Public, personally appeared Jesse E. Neyman, President of Zond Windsystems Management IV LLC, the general partner of Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.




(SEAL)
RENE ANGELINA OLVERA
NOTARY PUBLIC, STATE OF TEXAS                /s/ Rene Angelina Olvera
MY COMMISSION EXPIRES                        -----------------------------------
MARCH 9, 2008                                Signature of Notary Public